Exhibit 10.8(g)

EXECUTION COPY

CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT

CONSENT AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 21, 2008, among ADDUS HEALTHCARE, INC., an Illinois corporation (“Borrower”), the other persons signatory hereto as “Loan Parties”, FREEPORT FINANCIAL LLC, a Delaware limited liability company (“Agent”) and the Lenders signatory hereto. Terms not defined herein have the meanings given to them in the Credit Agreement (as hereinafter defined).

RECITALS

A. Borrower, the Loan Parties, the Lenders signatory thereto and Agent are party to that certain Credit Agreement dated as of September 19, 2006 (as amended by that certain Consent and First Amendment to Credit Agreement dated as of July 29, 2007, that certain Consent and Second Amendment to Credit Agreement dated as of October 15, 2007, that certain Consent and Third Amendment to Credit Agreement dated as of November 13, 2007, that certain Consent and Fourth Amendment to Credit Agreement dated as of April 1, 2008, that certain Consent and Fifth Amendment to Credit Agreement dated as of June 9, 2008, that certain Consent and Sixth Amendment to Credit Agreement dated as of September 25, 2008 and as further amended, restated or otherwise modified including by this Amendment, the “Credit Agreement”).

B. Borrower, the Loan Parties, the Lenders and Agent are entering into this Amendment to amend certain provisions of the Credit Agreement.

C. Agent, Lenders and the Loan Parties are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Consent. Borrower, Agent and the Lenders hereby (A) consent to the assignment of certain Loans pursuant to the Assignment Agreement (the “Seventh Amendment Assignment”) attached to this Amendment as Exhibit A notwithstanding the minimum assignment provisions of Section 9.1(a) of the Credit Agreement; and (B) consent to the drawing of all remaining Delayed Draw Term Loan Commitments immediately prior to the Seventh Amendment Effective Date notwithstanding the conditions to borrowing set forth in Section 2.1(a)(iv) of the Credit Agreement have not been met; provided that, notwithstanding the terms set forth in Section 2.1(a)(iii) of the Credit Agreement with respect to the use of proceeds of the

Delayed Draw Term Loans, the proceeds of the Delayed Draw Term Loans so borrowed are immediately applied to pay the amendment fee pursuant to Section 5.4 hereof and repay the outstanding principal amount of the Revolving Loans.

Section 3. Amendment to the Credit Agreement. As of the Seventh Amendment Effective Date, the Credit Agreement is hereby amended as follows:

3.1. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto:

Seventh Amendment means that certain Consent and Seventh Amendment to Credit Agreement dated as of October 21, 2008 among the Loan Parties, Agent and the Lenders.

Seventh Amendment Assignment has the meaning set forth in the Seventh Amendment.

Seventh Amendment Effective Date has the meaning set forth in the Seventh Amendment.

Seventh Amendment Reaffirmation of Collateral Documents means the Consent and Reaffirmation (Seventh Amendment), dated as of October 21, 2008 of the Loan Parties signatory thereto, in respect of the Collateral Documents.

3.2. On the Seventh Amendment Effective Date, Section 2.1(a)(v) of the Credit Agreement shall be amended and restated in its entirety and replaced with the following new Section 2.1(a)(v):

(v) Borrower shall repay the Term Loans through periodic payments on the dates and in the amounts indicated below (“Scheduled Installments”), and in any event the entire remaining principal balance shall be repaid on the Commitment Termination Date.

Term Loan

Date	Scheduled Installment
December 31, 2008	$1,662,500

March 31, 2009	$1,662,500

June 30, 2009	$1,662,500

September 30, 2009	$1,662,500

December 31, 2009	$2,100,000

March 31, 2010	$2,100,000

June 30, 2010	$2,100,000

September 30, 2010	$2,100,000

December 31, 2010	$2,537,500

March 31, 2011	$2,537,500

June 30, 2011	$2,537,500

September 19, 2011	$32,368,500 or the outstanding principal balance of Term Loans outstanding on such date

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The above scheduled installment amounts reflect the incurrence by the Borrower of the Delayed Draw Term Loans funded as of the Seventh Amendment Effective Date. The final installment payment shall in all events equal the entire remaining principal balance of the Term Loan (including any remaining principal balance of such Delayed Draw Term Loans). Amounts borrowed under this Section 2.1(a) and repaid may not be reborrowed.

At the request of the applicable Lender, the Term Loans shall be evidenced by promissory notes substantially in the form of Exhibit 2.1(a) (as amended, modified, extended, substituted or replaced from time to time, each a “Term Note” and, collectively, the “Term Notes”), and Borrower shall execute and deliver a Term Note to each such Term Lender. Each Term Note shall represent the obligation of Borrower to pay the amount of the applicable Term Lender’s Term Loan Commitment, together with interest thereon.”

3.3. On the Seventh Amendment Effective Date, Section 7.1(d) of the Credit Agreement shall be amended by replacing the Leverage Ratios currently referenced in such Section (i) for the Fiscal Quarters ending December 31, 2008 and March 31, 2009 with references in each case to 4.25:1.00; (ii) for the Fiscal Quarter ending June 30, 2009 with a reference to 4:00:1.00; and (iii) for the Fiscal Quarter ending September 30, 2009 with a reference to 3.75:1.00.

Section 4. Representations and Warranties. To induce Agent and Lenders to execute this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders as follows:

(a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action of each Loan Party thereto, and this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity; and

(b) each of the representations and warranties in the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and no Event of Default or Default exists thereunder or would exist after giving effect to this Amendment.

Section 5. Conditions Precedent. This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “Seventh Amendment Effective Date”):

5.1. Execution and Delivery. Borrower, each of the other Loan Parties, Agent, the Requisite Lenders, each holder of Delayed Draw Term Loans and the Supermajority Revolving Lenders shall have executed and delivered this Agreement and each Loan Party shall have executed and delivered the Consent and Reaffirmation in the form of Exhibit B attached hereto.

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5.2. Assignment Agreements. The Seventh Amendment Assignment shall be effective and the settlement of amounts due pursuant thereto shall have occurred.

5.3. Delayed Draw Term Loans. The Lenders holding Delayed Draw Term Loan Commitments shall have funded all such remaining Commitments and the proceeds of such borrowing shall have been immediately applied to pay the amendment fee pursuant to Section 5.4 hereof and repay the outstanding principal amount of the Revolving Loans.

5.4. Amendment Fee. Borrower shall have paid to Agent for the benefit of each Lender an amendment fee in an amount equal to $271,991.25 which amount shall be payable to each such Lender based on such Lender’s Pro Rata Share of such amount in each case immediately prior to giving effect to the Seventh Amendment Assignment but after giving effect to the drawing of the Delayed Draw Term Loans referenced in Section 5.3 of this Amendment.

5.5. No Defaults. After giving effect to this Amendment, no Event of Default or Default under the Credit Agreement shall have occurred and be continuing.

5.6. Representations and Warranties. After giving effect to this Amendment, the representations and warranties of the Loan Parties contained in this Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Seventh Amendment Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

5.7. Fees. Borrower shall have paid all reasonable and documented costs, fees and expenses (including, without limitation, reasonable legal fees and expenses of Winston & Strawn LLP) of Agent.

5.8. Other Matters. Agent shall have received such other instruments and documents as Agent or the Requisite Lenders may reasonably request in connection with the execution of this Amendment, and all such instruments and documents shall be reasonably satisfactory in form and substance to Agent.

Section 6. Miscellaneous.

6.1. Effect of Amendment. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein.

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6.2. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of the executed counterpart of this Amendment by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart to this Amendment.

6.3. Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.

6.4. Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

6.5. Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

6.6. References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require. Reference in any of this Amendment, the Credit Agreement or any other Loan Document to the Credit Agreement shall be a reference to the Credit Agreement as amended hereby and as further amended, modified, restated, supplemented or extended from time to time.

Section 7. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

[signature pages follow]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

ADDUS HOLDING CORPORATION

By:	/s/ Simon Bachleda
Name:	Simon Bachleda
Title:	Vice President and Secretary

ADDUS HEALTHCARE, INC.

FORT SMITH HOME HEALTH AGENCY, INC.

LITTLE ROCK HOME HEALTH AGENCY, INC.

LOWELL HOME HEALTH AGENCY, INC.

PHC ACQUISITION CORPORATION

PROFESSIONAL RELIABLE NURSING SERVICE, INC.

BENEFITS ASSURANCE CO., INC.

By:	/s/ Frank Leonard
Name:	Frank Leonard
Title:	Chief Financial Officer and Secretary

FREEPORT FINANCIAL LLC, as Agent

By:	/s/ Chad Blakeman
Title:	Sr. Managing Director

FREEPORT LOAN FUND LLC, as a Lender

By:	/s/ Chad Blakeman
Title:	Sr. Managing Director

FREEPORT OFFSHORE LOAN FUND LLC, as a Lender

By:	/s/ Chad Blakeman
Title:	Sr. Managing Director

FREEPORT LOAN TRUST 2006-1, as a Lender

By:	/s/ Chad Blakeman
Title:	Sr. Managing Director

FIFTH THIRD BANK, CHICAGO (A Michigan Banking Company)

By:	/s/ Michael E. May
Name:	Michael E. May
Title:	Vice President

CF BLACKBURN LLC

By:
Name:
Title:

EXHIBIT A

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Agreement”) is made as of October 21, 2008 by and between FREEPORT LOAN FUND LLC (“Assignor Lender”) and FIFTH THIRD BANK, CHICAGO (A MICHIGAN BANKING COMPANY) (“Assignee Lender”). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

RECITALS:

WHEREAS, Addus HealthCare, Inc., an Illinois corporation, (“Borrower”), Freeport Financial LLC, as agent (“Agent”), Assignor Lender and other Persons signatory thereto as Lenders have entered into that certain Credit Agreement dated as of September 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrower;

WHEREAS, Assignor Lender desires to assign to Assignee Lender a portion of its interest in the Loans (as described below), the Letter of Credit Obligations and the Collateral and to delegate to Assignee Lender a portion of its Commitments and other duties with respect to such Loans, Letter of Credit Obligations and Collateral;

WHEREAS, Assignee Lender desires to continue as a Lender under the Credit Agreement and to accept such assignment and delegation from Assignor Lender; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1. ASSIGNMENT, DELEGATION, AND ACCEPTANCE

1.1 Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), such percentage of Assignor Lender’s right, title, and interest in the Delayed Draw Term Loan Commitment, Loan Documents and the Collateral, as of the Effective Date (as hereinafter defined), as follows:

Assignee Lender’s Loans	Commitment Amount	Pro Rata Share
Delayed Draw Term Loan Commitment	$960,000.00	34.28571428%

1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender a portion of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to the Pro Rata Share set forth above.

1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

1.4 Effective Date. Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of the date of this Agreement (“Effective Date”). Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee Lender. The Assignor Lender hereby agrees to waive payment of the assignment fee required by the Credit Agreement for this assignment. This is a one-time waiver and should not be construed as creating a course of conduct.

2. INITIAL PAYMENT AND DELIVERY OF NOTES

2.1 [Reserved]

2.2 [Reserved]

2.3 Execution and Delivery of Notes. Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrower and, if requested by Assignee Lender, Agent will obtain from Borrower for delivery to Assignor Lender and Assignee Lender, new executed Notes evidencing Assignee Lender’s and Assignor Lender’s respective Pro Rata Shares in the Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the aggregate maximum principal amount of the applicable Commitment of the Lender to whom such Note is issued.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 Assignee Lender’s Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

(a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

(b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

(c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

(d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Loan Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Loan Documents and each Loan Party’s creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

(e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans and Letter of Credit Obligations for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Assignee Lender’s property shall, subject to the terms of the Credit Agreement, be and remain within its control;

(f) No future assignment or participation granted by Assignee Lender pursuant to Section 9.1 of the Credit Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

(g) Assignee Lender has no loans (other than the Loans) to, written or oral agreements with, or equity or other ownership interest in any Loan Party;

(h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Loan Party without the prior written consent of Agent; and

(i) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof, (ii) is not subject to capital adequacy or similar requirements under Section 2.8(a) of the Credit Agreement, (iii) does not require the payment of any increased costs under Section 2.8(b) of the Credit Agreement, and (iv) is not unable to fund LIBOR Loans under Section 2.8(b) of the Credit Agreement, and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender’s failure to fulfill its obligations under the terms of Section 2.9(c) of the Credit Agreement or from any other inaccuracy in the foregoing.

3.2 Assignor Lender’s Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

(a) Assignor Lender is the legal and beneficial owner of the Delayed Draw Term Loan Commitment;

(b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

(c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

(d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

(e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

(f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4. LIMITATIONS OF LIABILITY

Neither Assignor Lender (except as provided in Section 3.2) nor Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of any Loan Party or other obligor or the performance or observance by any Loan Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Loan Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

5. FAILURE TO ENFORCE

No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6. NOTICES

Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7. AMENDMENTS AND WAIVERS

No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

8. SEVERABILITY

Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9. SECTION TITLES

Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. APPLICABLE LAW

THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

12. COUNTERPARTS

This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:	ASSIGNOR LENDER:

FIFTH THIRD BANK, CHICAGO	FREEPORT LOAN FUND LLC
(A MICHIGAN BANKING COMPANY)

By:	By:
Title:	Title:

Notice Address:	Notice Address:

222 South Riverside Plaza	500 West Madison Street, Suite 7200
33rd Floor, MD GRVR3I	Chicago, Illinois 60661
Chicago, IL 60606	Attn: Addus HealthCare Inc. Account Officer
Attn: Gregory H. Bork	Fax: (312) 281-4646
Fax: (312) 704-4374

ASSIGNMENT AGREEMENT

This Assignment Agreement (this “Agreement”) is made as of October 21, 2008 by and between FREEPORT OFFSHORE LOAN FUND LLC (“Assignor Lender”) and FIFTH THIRD BANK, CHICAGO (A MICHIGAN BANKING COMPANY) (“Assignee Lender”). All capitalized terms used in this Agreement and not otherwise defined herein will have the respective meanings set forth in the Credit Agreement as hereinafter defined.

RECITALS:

WHEREAS, Addus HealthCare, Inc., an Illinois corporation, (“Borrower”), Freeport Financial LLC, as agent (“Agent”), Assignor Lender and other Persons signatory thereto as Lenders have entered into that certain Credit Agreement dated as of September 19, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) pursuant to which Assignor Lender has agreed to make certain Loans to, and incur certain Letter of Credit Obligations for, Borrower;

WHEREAS, Assignor Lender desires to assign to Assignee Lender a portion of its interest in the Loans (as described below), the Letter of Credit Obligations and the Collateral and to delegate to Assignee Lender a portion of its Commitments and other duties with respect to such Loans, Letter of Credit Obligations and Collateral;

WHEREAS, Assignee Lender desires to continue as a Lender under the Credit Agreement and to accept such assignment and delegation from Assignor Lender; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions, and covenants herein contained, Assignor Lender and Assignee Lender agree as follows:

1. ASSIGNMENT, DELEGATION, AND ACCEPTANCE

1.1 Assignment. Assignor Lender hereby transfers and assigns to Assignee Lender, without recourse and without representations or warranties of any kind (except as set forth in Section 3.2), such percentage of Assignor Lender’s right, title, and interest in the Revolving Loan Commitment, Loan Documents and the Collateral, as of the Effective Date (as hereinafter defined), as follows:

Assignee Lender’s Loans	Commitment Amount	Pro Rata Share
Revolving Loan Commitment	$4,040,000.00	23.08571428%

On the Effective Date the funded portion of the Revolving Loan Commitment so assigned is equal to $1,731,429.00 (the “Funded Revolving Loan Amount”).

1.2 Delegation. Assignor Lender hereby irrevocably assigns and delegates to Assignee Lender a portion of its Commitments and its other duties and obligations as a Lender under the Loan Documents equivalent to the Pro Rata Share set forth above.

1.3 Acceptance by Assignee Lender. By its execution of this Agreement, Assignee Lender irrevocably purchases, assumes and accepts such assignment and delegation and agrees to be a Lender with respect to the delegated interest under the Loan Documents and to be bound by the terms and conditions thereof. By its execution of this Agreement, Assignor Lender agrees, to the extent provided herein, to relinquish its rights and be released from its obligations and duties under the Credit Agreement.

1.4 Effective Date. Such assignment and delegation by Assignor Lender and acceptance by Assignee Lender will be effective and Assignee Lender will become a Lender under the Loan Documents as of the date of this Agreement (“Effective Date”) and upon payment of the Assigned Amount (as such term is defined below). Interest and Fees accrued prior to the Effective Date are for the account of Assignor Lender, and Interest and Fees accrued from and after the Effective Date are for the account of Assignee Lender. The Assignor Lender hereby agrees to waive payment of the assignment fee required by the Credit Agreement for this assignment. This is a one-time waiver and should not be construed as creating a course of conduct.

2. INITIAL PAYMENT AND DELIVERY OF NOTES

2.1 Payment of the Assigned Amount. Assignee Lender will pay to Assignor Lender, in immediately available funds, not later than 4:00 p.m. (Chicago time) on the Effective Date, an amount equal to the Funded Revolving Loan Amount (the “Assigned Amount”).

2.2 [Reserved]

2.3 Execution and Delivery of Notes. Following payment of the Assigned Amount, Assignor Lender will deliver to Agent the Notes previously delivered to Assignor Lender for redelivery to Borrower and, if requested by Assignee Lender, Agent will obtain from Borrower for delivery to Assignor Lender and Assignee Lender, new executed Notes evidencing Assignee Lender’s and Assignor Lender’s respective Pro Rata Shares in the Loans after giving effect to the assignment described in Section 1. Each new Note will be issued in the aggregate maximum principal amount of the applicable Commitment of the Lender to whom such Note is issued.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS

3.1 Assignee Lender’s Representations, Warranties and Covenants. Assignee Lender hereby represents, warrants, and covenants the following to Assignor Lender and Agent:

(a) This Agreement is a legal, valid, and binding agreement of Assignee Lender, enforceable according to its terms;

(b) The execution and performance by Assignee Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to, or consent or approval by any Governmental Authority;

(c) Assignee Lender is familiar with transactions of the kind and scope reflected in the Loan Documents and in this Agreement;

(d) Assignee Lender has made its own independent investigation and appraisal of the financial condition and affairs of each Loan Party, has conducted its own evaluation of the Loans and Letter of Credit Obligations, the Loan Documents and each Loan Party’s creditworthiness, has made its decision to become a Lender to Borrower under the Credit Agreement independently and without reliance upon Assignor Lender or Agent, and will continue to do so;

(e) Assignee Lender is entering into this Agreement in the ordinary course of its business, and is acquiring its interest in the Loans and Letter of Credit Obligations for its own account and not with a view to or for sale in connection with any subsequent distribution; provided, however, that at all times the distribution of Assignee Lender’s property shall, subject to the terms of the Credit Agreement, be and remain within its control;

(f) No future assignment or participation granted by Assignee Lender pursuant to Section 9.1 of the Credit Agreement will require Assignor Lender, Agent, or Borrower to file any registration statement with the Securities and Exchange Commission or to apply to qualify under the blue sky laws of any state;

(g) Assignee Lender has no loans (other than the Loans) to, written or oral agreements with, or equity or other ownership interest in any Loan Party;

(h) Assignee Lender will not enter into any written or oral agreement with, or acquire any equity or other ownership interest in, any Loan Party without the prior written consent of Agent; and

(i) As of the Effective Date, Assignee Lender (i) is entitled to receive payments of principal and interest in respect of the Obligations without deduction for or on account of any taxes imposed by the United States of America or any political subdivision thereof, (ii) is not subject to capital adequacy or similar requirements under Section 2.8(a) of the Credit Agreement, (iii) does not require the payment of any increased costs under Section 2.8(b) of the Credit Agreement, and (iv) is not unable to fund LIBOR Loans under Section 2.8(b) of the Credit Agreement, and Assignee Lender will indemnify Agent from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, or expenses that result from Assignee Lender’s failure to fulfill its obligations under the terms of Section 2.9(c) of the Credit Agreement or from any other inaccuracy in the foregoing.

3.2 Assignor Lender’s Representations, Warranties and Covenants. Assignor Lender hereby represents, warrants and covenants the following to Assignee Lender:

(a) Assignor Lender is the legal and beneficial owner of the Assigned Amount;

(b) This Agreement is a legal, valid and binding agreement of Assignor Lender, enforceable according to its terms;

(c) The execution and performance by Assignor Lender of its duties and obligations under this Agreement and the Loan Documents will not require any registration with, notice to or consent or approval by any Governmental Authority;

(d) Assignor Lender has full power and authority, and has taken all action necessary to execute and deliver this Agreement and to fulfill the obligations hereunder and to consummate the transactions contemplated hereby;

(e) Assignor Lender is the legal and beneficial owner of the interests being assigned hereby, free and clear of any adverse claim, lien, encumbrance, security interest, restriction on transfer, purchase option, call or similar right of a third party; and

(f) This Assignment by Assignor Lender to Assignee Lender complies, in all material respects, with the terms of the Loan Documents.

4. LIMITATIONS OF LIABILITY

Neither Assignor Lender (except as provided in Section 3.2) nor Agent makes any representations or warranties of any kind, nor assumes any responsibility or liability whatsoever, with regard to (a) the Loan Documents or any other document or instrument furnished pursuant thereto or the Loans, Letter of Credit Obligations or other Obligations, (b) the creation, validity, genuineness, enforceability, sufficiency, value or collectibility of any of them, (c) the amount, value or existence of the Collateral, (d) the perfection or priority of any Lien upon the Collateral, or (e) the financial condition of any Loan Party or other obligor or the performance or observance by any Loan Party of its obligations under any of the Loan Documents. Neither Assignor Lender nor Agent has or will have any duty, either initially or on a continuing basis, to make any investigation, evaluation, appraisal of, or any responsibility or liability with respect to the accuracy or completeness of, any information provided to Assignee Lender which has been provided to Assignor Lender or Agent by any Loan Party. Nothing in this Agreement or in the Loan Documents shall impose upon the Assignor Lender or Agent any fiduciary relationship in respect of the Assignee Lender.

5. FAILURE TO ENFORCE

No failure or delay on the part of Agent or Assignor Lender in the exercise of any power, right, or privilege hereunder or under any Loan Document will impair such power, right, or privilege or be construed to be a waiver of any default or acquiescence therein. No single or partial exercise of any such power, right, or privilege will preclude further exercise thereof or of any other right, power, or privilege. All rights and remedies existing under this Agreement are cumulative with, and not exclusive of, any rights or remedies otherwise available.

6. NOTICES

Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given will be in writing and addressed to the respective party as set forth below its signature hereunder, or to such other address as the party may designate in writing to the other.

7. AMENDMENTS AND WAIVERS

No amendment, modification, termination, or waiver of any provision of this Agreement will be effective without the written concurrence of Assignor Lender, Agent and Assignee Lender.

8. SEVERABILITY

Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law. In the event any provision of this Agreement is or is held to be invalid, illegal, or unenforceable under applicable law, such provision will be ineffective only to the extent of such invalidity, illegality, or unenforceability, without invalidating the remainder of such provision or the remaining provisions of the Agreement. In addition, in the event any provision of or obligation under this Agreement is or is held to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations in any other jurisdictions will not in any way be affected or impaired thereby.

9. SECTION TITLES

Section and Subsection titles in this Agreement are included for convenience of reference only, do not constitute a part of this Agreement for any other purpose, and have no substantive effect.

10. SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

11. APPLICABLE LAW

THIS AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.

12. COUNTERPARTS

This Agreement and any amendments, waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, will be deemed an original and all of which shall together constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

ASSIGNEE LENDER:	ASSIGNOR LENDER:

FIFTH THIRD BANK, CHICAGO	FREEPORT LOAN FUND LLC
(A MICHIGAN BANKING COMPANY)

By:	By:
Title:	Title:

Notice Address:	Notice Address:

222 South Riverside Plaza	500 West Madison Street, Suite 7200
33rd Floor, MD GRVR3I	Chicago, Illinois 60661
Chicago, IL 60606	Attn: Addus HealthCare Inc. Account Officer
Attn: Gregory H. Bork	Fax: (312) 281-4646
Fax: (312) 704-4374

EXHIBIT B

CONSENT AND REAFFIRMATION (SEVENTH AMENDMENT)

Each of the undersigned (“Loan Parties”) hereby (i) acknowledges receipt of a copy of the Consent and Seventh Amendment to Credit Agreement dated as of October 21, 2008 (the “Seventh Amendment”); (ii) consents to the execution and delivery thereof by the other Loan Parties; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Loan Parties to Agent and Lenders (the “Guarantee”) and (v) reaffirms that the Guarantee and the other Collateral Documents executed by such Person are and shall continue to remain in full force and effect. Although each of the Loan Parties has been informed of the matters set forth herein and in the Seventh Amendment and has acknowledged and agreed to same, such Loan Parties understand that Agent and Lenders have no obligation to inform any of the Loan Parties of such matters in the future or to seek any of the Loan Parties’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be governed by and construed in accordance with the laws of the State of Illinois, without reference to principles of conflicts of law.

In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Seventh Amendment.

ADDUS HOLDING CORPORATION

By:
Name:	Simon Bachleda
Title:	Vice President and Secretary

ADDUS HEALTHCARE, INC.

ADDUS HEALTHCARE (NORTH CAROLINA), INC.

ADDUS HEALTHCARE (IDAHO), INC.

ADDUS HEALTHCARE (NEVADA), INC.

ADDUS HEALTHCARE (NEW JERSEY), INC.

FORT SMITH HOME HEALTH AGENCY, INC.

LITTLE ROCK HOME HEALTH AGENCY, INC.

LOWELL HOME HEALTH AGENCY, INC.

PHC ACQUISITION CORPORATION

PROFESSIONAL RELIABLE NURSING SERVICE, INC.

BENEFITS ASSURANCE CO., INC.

By:
Name:	Frank Leonard
Title:	Secretary